                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.              )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
  [x]  Definitive Proxy Statement
  [x]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       TRANS LEASING INTERNATIONAL, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      ___________________________________________________________________
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
  [x]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
       (1) Title of each class of securities to which transaction applies:  ___
       (2) Aggregate number of securities to which transaction applies:  ___
       (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___
       (4) Proposed maximum aggregate value of transaction:  ___
       (5) Total fee paid:  ___
  [ ]  Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount Previously Paid:  ___
       (2) Form, Schedule or Registration Statement No.:  ___
       (3) Filing Party:  ___
       (4) Date Filed:  ___

                       TRANS LEASING INTERNATIONAL, INC.
                                3000 Dundee Road
                           Northbrook, Illinois 60062

                              -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  May 1, 1997

     A Special Meeting of Shareholders of Trans Leasing International, Inc. (the "Company") will be held on May 1, 1997 at 9:00 a.m., at the Company's offices at 3000 Dundee Road, Northbrook, Illinois 60062 for the purpose of considering and acting upon the following:

     (1)  The approval of the Company's 1996 Stock Option Plan.

     (2) The approval of warrants issued to members of the Board of Directors of the Company.

     (3)  Such other matters as may properly come before the meeting.

     The Board of Directors of the Company has fixed March 24, 1997, at the close of business, as the record date for the determination of shareholders of the Company entitled to vote at the meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed. A copy of the list of shareholders of the Company entitled to vote at this meeting will be available for examination by any shareholder of record for any purpose germane to the meeting during normal business hours at the Company's offices at 3000 Dundee Road, Northbrook, Illinois 60062 during the 10-day period preceding this meeting.

     Whether or not you expect to be present at the meeting, please date, sign and return the enclosed proxy, which is solicited by the Board of Directors of the Company. The proxy is revocable and will not affect your right to vote in person, in the event you attend the meeting.

                                        By Order of the Board of Directors

                                                Michael J. Heyman
                                        President, Chief Operating Officer
                                                 and Secretary



March 25, 1997

                         YOU ARE URGED TO DATE AND SIGN
                        THE ENCLOSED PROXY AND RETURN IT
                             PROMPTLY.  THANK YOU.

                       TRANS LEASING INTERNATIONAL, INC.
                                3000 Dundee Road
                           Northbrook, Illinois 60062

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Trans Leasing International, Inc., a Delaware corporation (hereinafter, the "Company"), for use at a Special Meeting of Shareholders (hereinafter, the "Special Meeting") to be held on May 1, 1997 and any adjournment thereof. Proxies in the accompanying form, properly executed and received by the Secretary prior to the meeting and not revoked, will be voted FOR the approval of the Company's 1996 Stock Option Plan and FOR the approval of the Director Warrants (as defined below) issued to members of the Board of Directors of the Company. Any proxy may be revoked at any time before it is exercised by giving notice to the Company prior to or at the Special Meeting. The approximate date of mailing of this Proxy Statement is April 1, 1997. The cost of soliciting
proxies will be borne by the Company.   In addition to solicitation by mail,
proxies may be solicited by directors, officers and other employees of the Company by telephone, telex, in person or otherwise.

     Only holders of Common Stock, par value $.01 per share, of the Company (hereinafter, the "Common Stock") of record on the books of the Company at the close of business on March 24, 1997 will be entitled to vote at the Special Meeting. As of March 24, 1997, there were 4,025,755 shares of Common Stock outstanding, the holders of which are entitled to one vote per share. A majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Special Meeting, but if a quorum should not be present, the Special Meeting may be adjourned until a quorum is obtained.


                     APPROVAL OF THE 1996 STOCK OPTION PLAN

     The 1996 Stock Option Plan of the Company was adopted by the Compensation Committee of the Board of Directors of the Company ("the Compensation Committee") on November 7, 1996, and was amended by the Compensation Committee at its meeting on March 1, 1997 to increase the aggregate number of shares of Common Stock that may be issued thereunder from 500,000 to 1,000,000. The 1996 Stock Option Plan, as so amended (the "Plan"), was approved by the Board of Directors of the Company (the "Board") at its meeting on March 1, 1997. The purpose of the Plan is to provide a valuable incentive for the development and maintenance of strong management. The Board believes that the Plan is in the best interests of the Company and has directed that the Plan be submitted to the shareholders of the Company for their consideration and approval.

     The full text of the Plan is set forth at Exhibit A to this Proxy Statement, and the following summary is qualified in its entirely by reference to Exhibit A.

     The key provisions of the Plan are as follows:

NUMBER OF SHARES

     The number of shares of Common Stock with respect to which options may be granted under the Plan and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 1,000,000 shares; provided, however, that if any options expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of Common Stock or payment in any manner with the issuance of Common Stock or payment thereunder, the shares with respect to which such options were granted shall again be available for grant under the Plan. No participant may be granted in the aggregate in any year options relating to in excess of 200,000 shares of Common Stock (the "Award Limit"). In the event of any stock split or similar change in the Common Stock, the number of shares of Common Stock covered by the Plan and the Award Limit shall automatically be adjusted proportionately.

ADMINISTRATION AND ELIGIBILITY

     The Plan is administered by the Compensation Committee, or another committee appointed by the Board (the "Committee"). The Committee has full power to construe and interpret the Plan and options granted under the Plan, to establish and amend rules for its administration, to grant options under the Plan, and to correct any defect or omission or reconcile any inconsistency in the Plan or in any option to the extent the Committee deems desirable to carry the Plan or any option into effect. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option as it may deem proper.

     As of March 24, 1997, the Compensation Committee is serving as the Committee. The names of its present members, each of whose address is the Company's principal executive office, are as follows:

                           Mark C. Matthews, Chairman
                                John W. Stodder
                                   Larry Bier

     As of March 24, 1997, there are outstanding options to purchase an aggregate of 409,000 shares of Common Stock, which the Committee has granted, subject to approval of the Plan by the shareholders of the Company. The following table sets forth the name of the option holder, the number of shares of Common Stock subject to stock options, the exercise price and other related information regarding such outstanding options.

   OUTSTANDING OPTIONS GRANTED UNDER THE PLAN SUBJECT TO SHAREHOLDER APPROVAL

                                               Individual Grants
--------------------------------------------------------------------------------------------------------------
                                   Number of      Percent of
                                    Shares      Total Options
                                  Underlying      Granted to       Exercise
                                    Options       Employees         Price        Expiration      Market Value
         Option Holder                (#)         Under Plan        ($/Sh)          Date           ($)  (1)
------------------------------  --------------  ----------------  ------------  -------------  ---------------
 Larry S. Grossman               100,000 (2)          24.5%           $4.375       11/7/01        $ 212,500
   Chairman and Chief Executive  100,000 (2)          24.5            $5.50        2/21/02          100,000
                                 -------                                                            -------
   Officer                       200,000                                                            312,500

 Michael J. Heyman                50,000 (2)          12.2            $4.375       11/7/01          106,250
   President, Chief Operating     50,000 (2)          12.2            $5.50        2/21/92           50,000
                                --------                                                           --------
   Officer and Secretary         100,000                                                            156,250

 Joseph Rabito                    10,000 (3)           2.4            $4.375       11/7/01               (4)
   Executive Vice President       13,000 (2)           3.2            $4.375       11/7/01           27,625
                                  ------
                                  23,000

 All Executive Officers
   as a Group (three) (5)        323,000              79.0

 All Participants as a Group
 excluding Executive Officers    86,000 (6)             21.0

(1) The market value shown in this column was computed by multiplying the number of shares by the difference between the last sale price of the Common Stock on the NASDAQ Stock Market on March 24, 1997 ($6.50) and the exercise price.
(2)  Options are vested and immediately exercisable.
(3)  Options vest November 7, 1997 and are exercisable immediately thereafter.
(4)  The market value of the options is not ascertainable until vesting occurs.
(5) Messrs. Grossman, Heyman and Rabito are the Company's only executive officers as of March 24, 1997.
(6) Consists of options granted to four employees. Exercise prices range from $4.375 to $6.25. Expiration dates range from 11/7/01 to 2/17/02. Options representing 26,000 shares of Common Stock are vested and immediately exercisable and have a market value of $55,250; the remainder of the options vest one-third on each of the first, second and third anniversaries of their respective grant dates.

OPTIONS

     The Plan authorizes the Committee to grant options to purchase Common Stock to directors and key employees of the Company at an exercise price which (subject to amendment as discussed in "Termination of Plan; Amendment and Adjustment") may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. In the case of an option granted to any person owning 10 percent or more of the Common Stock, the option price fixed by the Committee may not be less than 110 percent of the fair market value of a share of Common Stock on the date of grant.

     The Plan permits optionees to pay the option price in cash, by delivery of Common Stock, including the withholding from issuance of Common Stock issuable upon the exercise of such option, in each case valued at the highest closing price during the 30-day period prior to the date of exercise, or, with the approval of the Committee, by delivery of the optionee's promissory note or by delivery of a combination of the foregoing. Cash received upon exercise will constitute general funds of the Company and shares of Common Stock received will constitute treasury stock.

     Options to be granted under the Plan may be incentive stock options (within the meaning of Section 422 of the Code, hereinafter "ISOs") or in such other form, consistent with the Plan, as the

Committee may determine. The principal difference between ISOs and other non-ISO options is their tax treatment. See "Federal Income Tax Consequences."

SUPPLEMENTAL CASH PAYMENTS

     Subject to the Committee's discretion, a non-ISO option may, in certain circumstances, require the Company to make a cash payment to the holder thereof in an amount equal to the excess of the fair market value of a share of the Common Stock on the date the holder recognizes taxable income over the option price multiplied by the number of shares as to which the option is being exercised. The purpose of such cash payments will be to assist the person exercising the non-ISO option to pay federal income taxes resulting from the exercise.

TERM AND EXERCISE PERIODS OF GRANTS

     Options may be granted for terms of not more than five years from the date of grant (subject to amendment as discussed in "Termination of Plan; Amendment and Adjustment").

     Options will be exercisable only during the period of the holder's service as a director of or employment by the Company, except that in the discretion of the Committee, an option may be made exercisable for up to three months after the date the directorship or employment is terminated for any reason other than death or retirement and for up to two years after the date an optionee's directorship or employment is terminated by death or such retirement. Options granted under the Plan will not be transferable, except by will and the laws of descent and distribution.

TERMINATION OF PLAN; AMENDMENT AND ADJUSTMENT

     No option may be granted under the Plan after November 6, 2006. The Plan provides that the Board or the Committee may at any time suspend or terminate the Plan or make such additions or amendments as it deems advisable, except that neither the Board nor the Committee may, without approval of a majority of the shareholders of the Company, amend the Plan to (i) increase the maximum amount of stock subject to the Plan (other than pursuant to the adjustment provisions discussed below), (ii) change the method of determining the minimum price per share specified in an option (other than pursuant to the adjustment and other provisions discussed below), (iii) extend the term of the Plan or
(iv) change the class of persons to whom options may be granted under the Plan.

     An outstanding option may be amended or canceled by the Committee at any time with the consent of the holder. Permissible amendments include reducing the exercise price of the option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term of the grant to no more than five years from the date of the amendment.

     The Plan provides that in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the shares of the Common Stock, appropriate changes to prevent dilution or enlargement of options will be made by the

Committee in the number or type of shares authorized by the Plan and covered by outstanding options and the price thereof.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended only as a summary, and it reflects only the Federal income tax consequences. Tax laws and regulations governing stock options are highly technical, and such laws are subject to change in the future. Optionees should consult with their own tax advisers with respect to the tax consequences (including those under state and local tax laws) associated with ISO and non-ISO stock options.

     Non-ISO Options. Upon the grant of a non-ISO option, for Federal income tax purposes, the optionee will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of such an option the excess of the fair market value of the shares acquired on the exercise of the option over the option price will constitute compensation taxable to the optionee as ordinary income. In determining the amount of such excess, the fair market value of the Common Stock on the date of exercise is used, except that in the case of an optionee subject to six month short-swing profit liability under Section 16(b) of the Exchange Act (executive officers, directors and major shareholders of the Company, hereinafter "16(b) Persons") such fair market value will be determined six months after the grant date if the option is exercised before such six-month period expires, unless such optionee elects to be taxed on the fair market value of the Common Stock at the date of exercise by filing an appropriate election with the Internal Revenue Service within thirty (30) days after the exercise. An optionee's basis in the stock received will be equal to such stock's fair market value on the date of exercise (or six months after the grant date, if later, and if the optionee is a 16(b) Person and makes no election). The Company will generally be entitled to a deduction in computing its Federal income taxes in an amount equal to the taxable income recognized by the optionee.

     If the optionee sells the shares acquired pursuant to the exercise of a non-ISO option, such optionee will recognize capital gain or loss equal to the difference between the selling price of the shares and the optionee's basis in those shares. Such capital gain or loss will be long or short-term, depending on the holding period of the stock (not including the holding period of the stock option). No deduction is allowed to the Company with respect to such excess.

     ISOs. For Federal income tax purposes, an optionee does not recognize taxable income on the grant or exercise of an ISO. However, the excess of the stock's fair market value at the time of exercise over its exercise price will be treated as an item of tax preference which may subject the optionee to an alternative minimum tax in the year of exercise. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax. Upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO after the later of (a) two years from the date of grant of the option or (b) one year after exercise of the option (the "Required Holding Periods"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Company is not entitled to any tax deduction by reason of grant or exercise of an ISO, or of such a disposition of stock received upon exercise of an ISO. An employer may not grant an employee ISOs to the extent that the fair market value (determined as of the date the ISOs are granted) of all stock that may be acquired upon the exercise of ISOs granted to such employee that are first exercisable in any calendar year exceeds $100,000.

     If the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the Required Holding Periods (a "Disqualifying Disposition"), the difference between the exercise price of such shares and the lesser of (i) the fair market value of the shares upon the date of exercise (the fair market value at a later date may govern in the case of a 16(b) Person), or (ii) the selling price, will constitute compensation taxable to the optionee as ordinary income. The Company will generally be allowed a corresponding tax deduction. If the selling price of the stock exceeds such fair market value as determined as of the date the ISO is exercised, the excess is taxable to the optionee as capital gain (long or short-term, depending upon whether the optionee held the stock for more than six months). No tax deduction is allowed to the Company by reason of any such capital gain recognized by the optionee.

     Use of Stock to Pay Option Price. If an optionee delivers previously-acquired Common Stock of the Company in payment of all or part of the option price of an option, any appreciation or depreciation in the value of the previously-acquired Common Stock subsequent to its acquisition date will not be recognized as a result of such delivery. Where such stock in used to exercise a non-ISO option, the optionee's tax basis in, and holding period for, the previously-acquired stock surrendered carry over to the option shares received on a share-for-share basis. The fair market value of the shares received in excess of the shares surrendered will constitute compensation taxable to the optionee as ordinary income. Such fair market value is determined on the date of exercise, with the exception of 16(b) Persons discussed above. The tax basis for such shares will equal their fair market value as so determined, and such shares' holding period will begin on the date on which the fair market value of such shares is determined. The Company will generally be entitled to a tax deduction equal to the taxable income recognized by the optionee.

         Where the Company's stock is used to pay the exercise price on an ISO, the optionee's tax basis in, and holding period for, the previously-acquired stock surrendered carry over to the option shares received on a share-for-share basis. However, the use of Common Stock acquired pursuant to the exercise of an ISO as part or all of the exercise price of another ISO will be treated as a Disqualifying Disposition, if such previously-acquired stock has not been held for the Required Holding Periods at the time the ISO is exercised. (The tax consequences of a Disqualifying Disposition are discussed above.) Shares received in excess of the shares surrendered will have a tax basis equal to the amount paid (if any) in excess of the previously-acquired shares used to pay the exercise price, and such shares' holding period will begin on the date of exercise (with the possible exception of 16(b) Persons). Proposed regulations provide that where an ISO is exercised using previously-acquired stock, a later Disqualifying Disposition of the shares received upon exercise will be deemed to have been a disposition of the shares received with the lowest basis.

         Supplemental Cash Payments. The amount of supplemental cash payments will constitute compensation taxable to the optionee as ordinary income and the Company generally will be entitled to a deduction in an amount equal to the cash paid to the optionee. Under current individual tax rates, this payment from the Company should provide the optionee with sufficient funds to pay the

Federal income tax arising from both the exercise of a non-qualified option and his receipt of such payment. Under current corporate tax rates, the Company's cash payment to the optionee (assuming that it in deductible in full as reasonable compensation) may be partially offset by the Company's tax savings arising from the deductions to which the Company is entitled because of such exercise and payment.

         $1 Million Deduction Limitation for Certain Compensation. In general, a publicly held corporation may not deduct compensation paid to a "covered employee" in a taxable year of the corporation to the extent such compensation exceeds $1 million. A "covered employee" is defined as the corporation's chief executive officer and each of the 4 highest compensated officers for the taxable year (other then the chief executive officer). In addition to any other applicable remuneration paid to such covered employee, all compensation paid to a covered employee under the Plan (whether in the form of cash or shares of Common Stock) is subject to this limitation, including, without limitation, compensation attributable to the exercise of options and payments made with respect to supplemental cash payments.

OTHER CONSIDERATIONS

         The Plan is not qualified under Section 401(a) of the Code and, based upon current law and published interpretations, the Company believes the Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

         The present members of the Board and the Company's officers may benefit from the approval of the Plan to the extent they are entitled to receive options thereunder. Larry S. Grossman, Chief Executive Officer and Director, Michael J. Heyman, President, Chief Operating Officer, Secretary and Director, and Joseph Rabito, Executive Vice President, have been granted options under the Plan and therefore have an interest in and will benefit from the approval of the Plan. The Board believes that the advantages of having qualified individuals serve on the Board and as officers of the Company justify the benefit that may be derived by these individuals.

           THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN.

                       APPROVAL OF THE DIRECTOR WARRANTS

         Since November 1995, members of the Board who, due to their membership on the Board, were not entitled to options under the Company's prior existing stock option plans have been granted warrants to purchase Common Stock. The purpose of the Director Warrants is to provide valuable incentives for the development of a strong Board. The Board believes that the Director Warrants are in the best interest of the Company and has directed that the Director Warrants be submitted to the shareholders of the Company for approval.

         On November 21, 1995, the Compensation Committee granted (i) Larry S. Grossman, Michael J. Heyman and Mark C. Matthews immediately exercisable warrants entitling each of them to purchase 10,000 shares of Common Stock at an exercise price of $3.50, (ii) John W. Stodder immediately exercisable warrants entitling him to purchase 65,000 shares of Common Stock at an exercise price of $3.50 and (iii) Clifford V. Brokaw, III immediately exercisable warrants entitling him to purchase 35,000 shares of Common Stock at an exercise price of $3.50. These warrants (the "1995 Replacement Warrants") replaced an equal number of existing warrants at exercise prices ranging between $4.25 and $6.00 previously granted to each of the individuals.

         On May 30, 1996, the Compensation Committee granted to Larry S. Grossman, Michael J. Heyman and Mark C. Matthews, subject to the approval of the shareholders of the Company, immediately exercisable warrants entitling each of them to purchase 25,000 shares of Common Stock at an exercise price of $3.50. These warrants (the "1996 Replacement Warrants") replaced an equal numbers of existing warrants at exercise prices of $3.25 previously granted to each of the individuals at the time they became member of the Board.

         On November 7, 1996, the Compensation Committee granted to each of Larry Bier, Clifford V. Brokaw, III, Mark C. Matthews and John W. Stodder, subject to the approval of the shareholders of the Company, immediately exercisable warrants (the "1996 New Warrants") entitling each of them to purchase 10,000 shares of Common Stock at an exercise price of $4.375.

         On February 21, 1997, the Compensation Committee, granted to each of Larry Bier, Clifford V. Brokers, III, Mark C. Matthews and John W. Stodder, subject to the approval of the shareholders of the Company, immediately exercisable warrants (the "1997 New Warrants" and, together with the 1995 Replacement Warrants, the 1996 Replacement Warrants and the 1996 New Warrants, the "Director Warrants") entitling each of them to purchase 10,000 shares of Common Stock at an exercise price of $5.50.

         The following table summarizes the information set forth above regarding the Director Warrants, including the name of each holder, the number of shares of Common Stock subject to Director Warrants, the exercise price and other related information.

         OUTSTANDING DIRECTOR WARRANTS SUBJECT TO SHAREHOLDER APPROVAL

                                               Individual Grants
--------------------------------------------------------------------------------------------------------------
                                   Number of
                                    Shares
                                  Underlying      Percent of
                                   Director     Total Warrants     Exercise
                                   Warrants       Granted to        Price        Expiration      Market Value
         Warrant Holder               (#)         Directors         ($/Sh)          Date           ($)  (1)
-----------------------------   --------------  ---------------   ----------    ------------   ---------------
 John W. Stodder                  65,000              22.8%           $3.50       11/21/00         $195,000
   Director                       10,000               3.5            $4.375      11/07/01           21,250
                                  10,000               3.5            $5.50        2/21/02           10,000
                                  ------             -----                                         --------
                                  85,000              29.8                                          226,250

 Clifford V. Brokaw, III          35,000              12.3            $3.50       11/21/00          105,000
   Director                       10,000               3.5            $4.375      11/07/01           21,250
                                  10,000               3.5            $5.50        2/21/02           10,000
                                  ------             -----                                         --------
                                  55,000              19.3                                          136,250

 Mark C. Matthews                 10,000               3.5            $3.50       11/21/00           30,000
   Director                       25,000               8.8            $3.50        5/30/01           75,000
                                  10,000               3.5            $4.375      11/07/01           21,250
                                  10,000               3.5            $5.50        2/21/02           10,000
                                  ------             -----                                         --------
                                  55,000              19.3                                          136,250

 Larry S. Grossman                10,000               3.5            $3.50       11/21/00           30,000
  Director, Chairman and Chief    25,000               8.8            $3.50        5/30/01           75,000
                                  ------             -----                                         --------
  Executive Officer               35,000              12.3                                          105,000

 Michael J. Heyman                10,000               3.5            $3.50       11/21/00           30,000
   Director, President, Chief
 Operating                        25,000               8.8            $3.50        5/30/01           75,000
                                  ------             -----                                         --------
   Officer and Secretary          35,000              12.3                                          105,000

 Larry Bier                       10,000               3.5            $4.375       11/7/01           21,250
   Director                       10,000               3.5            $5.50        2/21/02           10,000
                                  ------             -----                                           ------
                                  20,000               7.0                                           31,250
 Total Director Warrants
 Granted                         285,000             100.0

(1) The market value shown in this column was computed by multiplying the number of shares by the difference between the last sale price of the Common Stock on the NASDAQ Stock Market on March 24, 1997 ($6.50) and the exercise price.

         The form of the Director Warrants is set forth in Exhibit B to this Proxy Statement. The following summary is qualified in its entirely by reference to Exhibit B.

         The Director Warrants are exercisable, in whole or in part, at the exercise price set forth in each respective warrant agreement (the "Warrant Price") until the fifth anniversary of the issuance of such warrant. Each of the Director Warrants permit warrant holders to pay the Warrant Price in cash, by delivery of Common Stock (valued at the fair market value on the date of exercise), or by delivery of a combination of the foregoing. The Warrant Price will be adjusted (i) upon the sale or issuance of Common Stock or issuance of options or securities convertible into Common Stock at prices below the Warrant Price and (ii) in the event of a reclassification, recapitalization, stock split or combination in the shares of the Common Stock, to prevent dilution or enlargement of the Director Warrants. Notwithstanding the clause (i) of the previous sentence, no such adjustments can be made to the Warrant Price (A) unless such adjustment would require an increase or decrease in such price of at least $.05, (B) in the case of all Director Warrants, upon the issuance of Common Stock pursuant to the exercise of any warrants previously issued to members of the Board and options granted under the Company's 1986 Employee Stock Option and Performance Unit Plan and the 1992 Executive Management Group Stock Option Plan or (C) in the case of the 1996 Replacement Warrants and the New Warrants, upon the issuance of Common Stock pursuant to the exercise of options granted under the Plan. In addition, the Director Warrants provide that in the event of a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or other voluntary action, appropriate actions will be taken by the Company to prevent dilution or other impairment of the Director Warrants.

         Each of the Director Warrants are non-transferable except to a person or entity under common control with the person which such warrant was originally issued. Holders of Director Warrants have the right, under certain circumstances, to have the Director Warrants and the Common Stock issuable thereunder included in registrations of the Common Stock. The Company has the right, in lieu of such registration, to purchase the Director Warrants at a price determine in a manner set forth in the warrant agreement. Each Director Warrant may be amended only by a written amendment signed by holders of such Director Warrant and the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The tax consequences of the Director Warrants is identical to that of Non-ISO options in all material respects. See discussion entitled "Federal Income Tax Consequences; Non-ISO Options" under the section of this Proxy Statement discussing the Plan.

OTHER CONSIDERATIONS

         Each of the current members of the Board has been granted Director Warrants and therefore has an interest in, and will benefit from the approval of the Director Warrants. The Board believes that the advantages of having qualified individuals serve on the Board justify the benefit that may be derived by these individuals. The 1995 Replacement Warrants are not, by their terms, subject to the approval of the shareholders of the Company. However, for the shares of Common Stock issued upon exercise of such Director Warrants to be listed on the NASDAQ stock exchange, shareholder approval must be obtained.

       THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR WARRANTS.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total annual compensation paid or accrued by the Company during fiscal years 1994, 1995 and 1996 to the Company's then Chief Executive Officer and to each of the Company's Executive Officers other than the Chief Executive Officer.

                                                       SUMMARY COMPENSATION TABLE
                                                                                                    Long Term
                                                           Annual Compensation                     Compensation
                                             -----------------------------------------------      --------------          All Other
 Name and                                     Salary            Bonus           Other Annual      Awards-Options        Compensation
 Principal Position (1)           Year          ($)              ($)            Compensation        /SARs (#)                ($)
-------------------------       --------     ---------    -----------          ------------       --------------       -------------
 Richard Grossman                1996        $286,000       $36,000              $11,000             25,000              $     --
   President, Chief              1995         272,000        34,000               35,000                 --                    --
   Executive Officer             1994         259,000            --               20,000                 --                23,000
   Chairman (2)

 Norman Smagley                  1996         120,000        15,000                1,000             10,000                 5,000
   Vice President, Finance       1995         116,000        14,000                   --                 --                 2,000
   Chief Financial Officer(3)    1994 (4)      30,000            --                   --             10,000(5)                 --

 Joseph Rabito                   1996         130,000        17,000                7,000             50,657                 3,000
   Vice President,               1995         116,000        14,000                2,000              1,156(7)                 --
   Operations (6)                1994         110,000            --                2,000             10,000(5)              2,000

(1) Larry S. Grossman became Chairman and Chief Executive Officer on October 10, 1996, has a salary of $150,000 per year and has been granted 200,000 options to date in fiscal 1997, subject to shareholder approval. Michael
    J. Heyman became President and Chief Operating Officer on October 24, 1996, has a salary of $225,000 per year and has been granted 100,000 options to date in fiscal 1997. See "Approval of the 1996 Stock Option Plan."
(2) Richard Grossman passed away in October 1996.
(3) Norman Smagley terminated his employment with the Company on February 4, 1997.
(4) Norman Smagley became Vice President, Finance and Chief Financial Officer in March 1994. His annualized salary for fiscal 1994 was $110,000.
(5) These options were canceled in connection with the issuance of options in fiscal 1996.
(6) Joseph Rabito became Executive Vice President on October 24, 1996, and has been granted 23,000 options to date in fiscal 1997, subject to shareholder approval. See "Approval of the 1996 Stock Option Plan."
(7) 657 of these options were canceled in connection with the issuance of options in fiscal 1996.


         Some of the persons included in the preceding table received certain non-cash compensation during fiscal 1996. Except in the case of Richard Grossman, such compensation did not exceed, in the case of any named individual, 10 percent of the cash compensation of such individual or, in the case of the group, 10 percent of the cash compensation for the group. The Company provided Richard Grossman with the use of an automobile and paid the premiums for split dollar life insurance policies with a face value of $5,474,000 for Richard Grossman, $500,000 for his former wife, and $100,000 for each of his three children. The premiums paid on these policies in fiscal 1996 did not exceed $125,000. These policies provide that in the event of the death of the insured, the Company will receive from the death benefits payable under the policy the amount of the premiums previously paid by the Company. The cash surrender value of these policies, up to the cumulative amount of the premiums paid by the Company, is assigned to the Company. Annual increases in cash surrender value have exceeded premiums paid by the Company in each of the past three fiscal years. In October 1996, Richard Grossman passed away and the Company received from the death benefits payable under his life insurance policy the amount of the premiums previously paid by the Company with respect to that policy.

         The following table sets forth the number of shares of Common Stock subject to stock options granted to the individuals listed in the Summary Compensation Table during fiscal 1996 pursuant to the 1992 Executive Management Group Stock Option Plan and the 1986 Employees Stock Option and Performance Unit Plan, together with related information.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                 Individual Grants
----------------------------------------------------------------------------------
                                                                                        Potential realizable
                                          Percent of                                   value at assumed annual
                                        total options     Exercise                      rates of stock prices
                              Options     granted to      or base                   appreciation for option term
                              granted    employees in      price      Expiration    ----------------------------
 Name (1)                     (#) (2)    fiscal year      ($/Sh)         date          5% ($)        10% ($)
 -----------------------   ----------- --------------  ------------  -------------  -----------   --------------
 Richard Grossman (3)         25,000         11.9%         $3.50       11/21/00        $22,180      $50,903
 Norman Smagley (4)           10,000          4.7           3.50       11/21/00          8,872       20,361
 Joseph Rabito (5)             5,657          2.7           3.50       11/21/00          2,712        6,083
                              25,000         11.9           3.25       11/02/00         28,430       57,153
                              20,000          9.5           3.50       11/21/00         17,744       40,723

(1) Larry S. Grossman, the current Chairman and Chief Executive Officer, and Michael J. Heyman, the current President and Chief Operating Officer, have been granted 200,000 and 100,000 options, respectively, to date in fiscal 1997, subject to shareholder approval. See "Approval of the 1996 Stock Option Plan."
(2) Options are immediately exercisable.
(3) Richard Grossman passed away in October 1996. All of his outstanding options were automatically forfeited upon his death.
(4) Norman Smagley terminated his employment with the Company on February 4, 1997.
(5) Joseph Rabito has been granted 23,000 options to date in fiscal 1997, subject to shareholder approval. See "Approval of the 1996 Stock Option Plan."


         The following table sets forth the number of shares of Common Stock subject to stock options exercised by the individuals listed in the Summary Compensation Table during fiscal 1996, together with related information, and the value of the unexercised options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                             Number of                   Value of unexercised
                               Shares                                   unexercised options              in-the-money options
                            acquired on              Value             at fiscal year-end (#)           at fiscal year-end ($)
 Name (1)                   exercise (#)          realized ($)      (exercisable/unexercisable)      (exercisable/unexercisable)
------------------------    -------------        -------------      ---------------------------      ----------------------------
 Richard Grossman (2)            --                 $     --                 25,000 / 0                       $ -- / $ 0
 Norman Smagley (3)              --                       --                 10,000 / 0                        --   /   0
 Joseph Rabito (4)               --                       --                 51,156 / 0                      4,750 /   0

(1) Larry S. Grossman, the current Chairman and Chief Executive Officer, and Michael J. Heyman, the current President and Chief Operating Officer, have been granted 200,000 and 100,000 options, respectively, to date in fiscal 1997, subject to shareholder approval. See "Approval of the 1996 Stock Option Plan."
(2) Richard Grossman passed away in October 1996. All of his outstanding options were automatically forfeited upon his death.
(4) Norman Smagley terminated his employment with the Company on February 4, 1997.
(5) Joseph Rabito has been granted 23,000 options to date in fiscal 1997, subject to shareholder approval. See "Approval of the 1996 Stock Option Plan."

EXECUTIVE AGREEMENTS

         The Company has entered into severance agreements with each of Larry
S. Grossman and Joseph Rabito. Mr. Grossman's agreement provides that if either (i) the Company terminates his employment without cause (e.g., the commission of a felony or gross negligence) other than upon death, disability or resignation, or (ii) Mr. Grossman terminates his employment for good reason (e.g., a reduction in salary or reassignment of duties without his approval), the Company will pay him a one-time cash severance payment equal to three times his annual base salary then in effect. Joseph Rabito's agreement provides that if either (i) during a one-year period after a change of control of the Company, the Company terminates his employment without cause other than upon death, disability or resignation or (ii) Mr. Rabito terminates his employment for good reason, the Company will pay him a one-time cash severance payment equal to two times his annual base salary then in effect. In addition, each of the severance agreements requires the Company to cover outplacement service expenses not to exceed 20% of the executive's base salary.

         The Company is presently negotiating an employment agreement with Michael J. Heyman, which is expected to provide for, among other things, a base salary of $225,000 per year, a term of three years and, if Mr. Heyman's employment is terminated without cause other than upon death, disability or resignation, severance payments equal to (i) his base salary then in effect, payable over a one-year period, if his employment is terminated in the first year, (ii) two times his base salary then in effect, payable over a two-year period, if his employment is terminated in the second year, and (iii) three times his base salary then in effect, payable over a three-year period, if his employment is terminated after the second year.

DIRECTORS' WARRANTS

         During fiscal 1996, the Company granted to certain of its current directors warrants entitling them to purchase shares of Common Stock. Each of Larry S. Grossman, Michael J. Heyman, Mark C. Matthews, and Clifford V. Brokaw, III were granted warrants to purchase 35,000 shares of Common Stock at an exercise price of $3.50 per share; and John W. Stodder was granted warrants to purchase 65,000 shares of Common Stock at an exercise price of $3.50 per share. In connection with such grants, warrants to purchase 25,000 and 10,000 shares of Common Stock at exercise prices of $3.25 and $6.00 per share, respectively, held by each of Larry S. Grossman, Michael J. Heyman, and Mark C. Matthews were canceled; warrants to purchase 10,000 and 25,000 shares of Common Stock at exercise prices of $6.00 and $5.25 per share, respectively, held by Clifford V. Brokaw, III were canceled; and warrants to purchase 10,000, 25,000 and 30,000 shares of Common Stock at exercise prices of $6.00, $5.25, and $4.25, respectively, held by John W. Stodder were canceled. The exercise prices of such warrants are subject to adjustment in certain events and the warrant holders have the right, under certain circumstances, to have the warrants and shares issuable thereunder included in registrations of the Common Stock. To date in fiscal 1997, the Company has granted to each of Mark C. Matthews, Clifford V. Brokaw, III, John W. Stodder and Larry Bier on November 7, 1996, warrants entitling them to purchase 10,000 shares of Common Stock at an exercise price of $4.375 and on February 21, 1997, warrants entitling them to purchase 10,000 shares of Common Stock at an exercise price of $5.50. See "Approval of the Director Warrants."

                           CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 24, 1997 (a) by each person known by the Company to own beneficially more than five percent of such outstanding Common Stock, (b) by each executive officer and director of the Company and (c) by all executive officers and directors of the Company as a group. Each of such shareholders has sole voting and investment power as to shares shown unless otherwise noted.

                                                                     Shares Owned      Percent of
         Name                                                        Beneficially         Class
         ---------------------------------------------------------   ------------      ----------
         Larry S. Grossman (1) . . . . . . . . . . . . . . . . . .     1,941,000          48.1%
         Estate of Richard Grossman  . . . . . . . . . . . . . . .     1,927,000          47.9%
         Clifford V. Brokaw, III (2) . . . . . . . . . . . . . . .       150,000          3.7%
         John W. Stodder (3) . . . . . . . . . . . . . . . . . . .        70,000          1.7%
         Joseph Rabito (4) . . . . . . . . . . . . . . . . . . . .        53,548          1.3%
         Michael J. Heyman (5) . . . . . . . . . . . . . . . . . .        14,000            *
         Mark C. Matthews (6)  . . . . . . . . . . . . . . . . . .        10,000            *
         All Directors and Officers as a Group (7 Persons) (7) . .     2,238,548          53.2%



         *   Indicates less than 1% of outstanding shares.
         (1) Includes 1,927,000 shares of Common Stock held in the Estate of Richard Grossman over which Larry S. Grossman, as administrator, has investment and voting control. Also includes 10,000 shares of Common Stock issuable upon the exercise of warrants not subject to shareholder approval (although shareholder approval is being sought), but excludes 200,000 and 25,000 shares of Common Stock issuable upon the exercise of options and warrants, respectively, subject to shareholder approval.
         (2) Includes 35,000 shares of Common Stock issuable upon the exercise of warrants not subject to shareholder approval (although shareholder approval is being sought), but excludes 20,000 shares of Common Stock issuable upon the exercise of warrants subject to shareholder approval.
         (3) Includes 65,000 shares of Common Stock issuable upon the exercise of warrants not subject to shareholder approval (although shareholder approval is being sought), but excludes 20,000 shares of Common Stock issuable upon the exercise of warrants subject to shareholder approval.
         (4) Includes 51,156 shares of Common Stock issuable upon the exercise of options that are currently exercisable, but excludes 23,000 shares of Common Stock issuable upon the exercise of options subject to shareholder approval and vesting.
         (5) Includes 10,000 shares of Common Stock issuable upon the exercise of warrants not subject to shareholder approval (although shareholder approval is being sought), but excludes 100,000 and 25,000 shares of Common Stock issuable upon the exercise of options and warrants, respectively, subject to shareholder approval.
         (6) Includes 10,000 shares of Common Stock issuable upon the exercise of warrants not subject to shareholder approval (although shareholder approval is being sought), but excludes 45,000 shares of Common Stock issuable upon the exercise of warrants subject to shareholder approval.
         (7) In addition to the shares of Common Stock described in footnotes
             (1) through (6), excludes 20,000 shares of Common Stock issuable to Larry Bier upon the exercise of warrants subject to shareholder approval.


                               CHANGE IN CONTROL

         As a result of the passing away of Richard Grossman in October 1996, Larry S. Grossman, the current Chairman of the Board and Chief Executive Officer of the Company, acquired beneficial ownership of 1,927,000 shares of Common Stock upon his qualification on October 21, 1996, as administrator of Richard Grossman's estate. As a result, Larry S. Grossman beneficially owns 48.1% of the Common Stock as of March 24, 1997. See "Certain Beneficial Owners." Larry S. Grossman, as administrator of Richard Grossman's estate, has voting and investment control over the Common Stock in Richard Grossman's estate and may pledge or sell a portion of such Common Stock to cover the estate's expenses, including any taxes. It is expected that any shares of Common Stock remaining in the estate will be distributed to the heirs of Richard Grossman.

                DISCRETIONARY VOTING OF PROXIES IN OTHER MATTERS

         The Board does not know of any other matters that are to be presented for action at the Special Meeting. Should any other matter come before the Special Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.


                               VOTING PROCEDURES

         Under Delaware law and the Company's Certificate of Incorporation and By-laws, approval of the Plan, the Director Warrants and any other matters submitted to a vote of the shareholders of the Company must be approved by the affirmative vote of the holders of a majority of shares having voting power present in person or represented by proxy at the meeting. For purposes of the vote on the Plan or the Director Warrants, abstentions from voting will have the same effect as votes against such matters since they will not be votes for approval, and broker non-voters will have no impact on such matters since they are not considered "shares present" for voting purposes. Abstentions from voting and broker non-votes will count toward the presence of a quorum.


                      SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company at its executive offices no later than the close of business on July 25, 1997 for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.


                             ADDITIONAL INFORMATION

         This solicitation is being made by the Company. All expenses of the Company in connection with solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telex, in person or otherwise, without additional compensation. The Company will request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

                                                                       Exhibit A

                       TRANS LEASING INTERNATIONAL, INC.


                             1996 STOCK OPTION PLAN

      1. Plan. Options to purchase shares of the Company's Common Stock may be granted to such directors and key employees of the Company (and its Subsidiaries, if any) as may be selected by the Compensation Committee of the Board of Directors or another committee appointed by the Board to administer the Plan (the "Committee").

      2. Limitation on Aggregate Shares. The number of shares of Common Stock with respect to which options may be granted under this Plan and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 1,000,000 shares; provided, however, that if any options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of Common Stock or benefit therefrom, the shares with respect to which such options were granted shall again be available for grant under this Plan. Such 1,000,000 shares of Common Stock may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Committee shall determine. Notwithstanding anything herein to the contrary no participant may be granted in the aggregate in any year options relating to in excess of 200,000 shares of Common Stock. In the event of any stock split or similar change in the Common Stock, the number of shares of Common Stock referenced in this paragraph shall automatically be adjusted proportionately.

      3. Options. Options to be granted under this Plan may be incentive stock options (within the meaning of Section 422 of the Code), if granted to employees, or in such other form, consistent with this Plan, as the Committee may determine. Subject to the terms of this Plan, the Committee shall determine and designate the recipients of options, the dates options are granted, the number of shares of Common Stock subject to option, the option prices, and the duration of options. No option granted under this Plan which states that it is an incentive stock option shall, together with all other incentive stock options granted to the same person, cover shares of Common Stock having a fair market value greater than permitted under Section 422(d) of the Code (or any successor provision). Options granted under this Plan shall be subject to such terms and conditions and evidenced by agreements in such form as shall be determined from time to time by the Committee and shall in any event be subject to the terms and conditions set forth below and in paragraph 4:

           (a) Option Price. The option price per share of Common Stock shall be fixed by the Committee at not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. However, in the case of an option granted to any person owning 10 percent or more of the Common Stock of the Company, the option price fixed by the Committee shall not be less than 110 percent of the Fair Market Value of a share of Common Stock on the date of grant.

           (b) Term of Options. Except as otherwise provided in paragraph 5, no option shall be exercisable more than five years after the date of grant.





                                     - A1 -

           (c) Exercise of Options. Options shall be exercised by written notice to the Company (to the attention of the Corporate Secretary) accompanied by payment in full of the option price. Unless otherwise specified in the applicable option agreement, payment of the option price may be made (i) in cash (including check, bank draft, or money order), (ii) by delivery of Common Stock, including the withholding from issuance of Common Stock issuable upon the exercise of such option, in each case valued at the Exchange Value thereof on the date of exercise, (iii) with the approval of the Committee, by delivery of the optionee's promissory note (provided that at least the par value of the Shares as to which exercise is made shall be paid in cash), or (iv) by delivery of a combination of the items set forth in clauses (i) through (iii).

      4.   Additional Provisions.

           (a) Conditions and Limitations on Exercise. Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, or upon the fulfillment of a condition, as the Committee shall decide in each case when the option is granted. Unless specifically provided in an option agreement, the exercisability of options shall not accelerate upon a change in control of the Company.

           (b) Termination of Employment. Any option shall be exercisable only during the period of the holder's service as a director of or employment by the Company or a Subsidiary, except that in the Committee's discretion an option may be exercisable for a period of up to two years after retirement or death while a director or employee of the Company or a Subsidiary, and up to three months after the termination of such directorship or employment for any other reason. An option may be exercised after the termination of a holders' directorship or employment with the Company or a Subsidiary (i) only to the extent the holder was entitled to do so on the date of termination (except that the Committee may in its discretion include in any option an acceleration of such option in the event of the holder's death or retirement), and (ii) only to the extent that the option would not have expired had the holder continued to serve as a director of or be employed by the Company or a Subsidiary (except that the Committee may, in its discretion, permit an option to be exercisable within three months after a holder's death where the holder died prior to its expiration). The Committee may, in its discretion, determine that an authorized leave of absence shall be deemed to satisfy this Plan's employment/service requirements.

           (c)  Listing, Registration and Compliance With Laws and Regulations

           (i) Each option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to the option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary as a condition to or in connection with the exercising of such option, no such option may be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, and the holder of the option will supply the Company with such certificates, representations, and information as the Company shall reasonably request





                                     - A2 -
      and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise of an option or the transfer of any Common Stock received upon the exercise of an option which, in the Committee's discretion, are necessary in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder.

           (ii) Notwithstanding the terms of this paragraph 4(c), no holder of any option shall have the right to require the Company to register, list or qualify said option or any of the stock underlying such option.

           (d) Cash Payments. Options which are not incentive stock options (as defined in Section 422 of the Code) may, in the Committee's discretion, provide that the holder thereof, promptly after computation thereof, will receive a cash payment equal to the excess of the Fair Market Value of a share of Common Stock (on the date the holder recognizes taxable income) over the option price multiplied by the number of shares as to which the option is exercised.

           (e) Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the person to whom they are granted, may be exercised only by such person (or his guardian or legal representative).

           (f) Adjustment for Change in Common Stock. In order to prevent the dilution or enlargement of rights under options in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Committee shall make appropriate changes in the number and type of shares authorized by this Plan and the number and type of shares covered by, outstanding options and the prices specified therein.

           (g) Taxes. The Company shall be entitled, if necessary to withhold (or secure payment from the Plan participant in lieu of withholding) the amount of any withholding or other tax due with respect to the participant in connection with shares issuable under this Plan, and the Company may defer such issuance unless indemnified to its satisfaction.

      5. Administration. The Committee shall have full power to construe and interpret this Plan and options granted under this Plan, to establish and amend rules for its administration, to grant options under this Plan and to correct any defect or omission or reconcile any inconsistency in this Plan or in any option to the extent the Committee deems necessary to carry this Plan or any option into effect. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the Fair Market Value of the Common Stock at the time of the amendment and extending the duration thereof so long as it is not more than five years from the time of the amendment.





                                     - A3 -

      The Committee may act by a majority of a quorum present at a meeting or by an instrument executed by all of its members. All actions taken and decisions made by the Board of Directors or the Committee pursuant to this Plan shall be binding and conclusive on all persons interested in this Plan. The Committee may from time to time authorize the Chairman of the Board, the Chief Executive Officer or the President of the Company to determine the dates on which options shall be granted to persons designated by the Committee for such number of shares as the Committee shall have designated, at prices determined by or in a manner specified by the Committee.

      6. Definitions. "Common Stock" means shares of the Common Stock, par value $.0l per share, of the Company, or such other shares as are substituted pursuant to paragraph 4(f). The "Company" means Trans Leasing International, Inc. "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power. The "Fair Market Value" of the Common Stock on any given date means (a) the last sale price reported on such date on the New York Stock Exchange-Composite Transactions Tape (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or (b) if the Common Stock is not listed on any domestic stock exchange, the last sale price reported on such date on the National Association of Securities Dealers Automated Quotation System (or, if not so reported, by the system then regarded as the most reliable source of such prices); or (c) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are no reported sales on the given date, the value determined pursuant to (a) or (b) above using the reported sale prices on the last previous date on which so reported; or (d) if none of the foregoing clauses apply, the fair value as determined in good faith by the Board of Directors or the Committee. "Exchange Value" of the Common Stock on any date means the highest Fair Market Value as of any date in the period beginning 30 days prior to such date and ending on such date. The "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto. The "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time or any successor statute thereto. The "Plan" shall mean this 1996 Stock Option Plan of Trans Leasing International, Inc., as amended from time to time.

      7. Termination and Amendment. The Board of Directors or the Committee at any time may suspend or terminate this Plan and make such additions or amendments as it deems advisable under this Plan, except that they may not, without further approval by the Company's stockholders, (a) increase the maximum number of shares as to which options may be granted under this Plan, except pursuant to paragraph 4(f) above, (b) extend the term of this Plan, (c) change the method of determining the minimum price specified in an option pursuant to paragraphs 3(a), except pursuant to paragraphs 4(f) and 5, or (d) change the class of participants to whom options may be granted under this Plan. No options shall be granted hereunder after November 6, 2006.





                                     - A4 -

                                                                       Exhibit B


                THIS WARRANT MAY NOT BE TRANSFERRED IN VIOLATION
                         OF THE PROVISIONS OF SECTION 8

                                     Right to Purchase [         ] Shares of
                                     Common Stock, $.01 par value per
                                     share (subject to adjustment), of
                                     Trans Leasing International, Inc.

                       TRANS LEASING INTERNATIONAL, INC.

                         COMMON STOCK PURCHASE WARRANT

         Trans Leasing International, Inc. (the "Company"), a Delaware corporation, hereby certifies that, for value received, [ ] (the "Purchaser") is entitled, subject to the terms and conditions set forth below, [including prior approval hereof by the stockholders of the Company as required in Section
13,]1 to purchase from the Company [              ] fully paid and
nonassessable shares of Common Stock, $.01 par value per share ("Common
Stock"), of the Company, at the purchase price per share of $[     ] (the
"Warrant Price"), at any time or from time to time after [
] (the "Initial Exercise Date") and before the earlier of (i) the time at which the Purchaser ceases to be a director of the Company for any reason and (ii) 5:00 p.m., Chicago time, on [ ] (the "Expiration Date"). The Warrant Price and the number of shares of Common Stock subject to this Warrant are subject to adjustment as provided herein. Capitalized terms not otherwise defined herein are defined in section 11 hereof.

         1.      Exercise of Warrant.

         1.1 Manner of Exercise. The Purchaser may exercise this Warrant in whole or in part, by surrender of this Warrant to the Company on any business day between and including the Initial Exercise Date and the Expiration Date at the Company's principal office in Northbrook, Illinois (or at such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at his last address appearing on the books of the Company) accompanied by a statement setting forth the number of shares of Common Stock being purchased accompanied by payment therefor [(a) in cash (including check, bank draft, or money order, (b) by delivery of Common Stock, including the withholding from issuance of Common Stock issuable upon the exercise of the Warrant, in each case valued at the Market Value thereof on the date of issuance, or (c) any combination of the foregoing,]1 and the Purchaser shall thereupon be entitled to receive such number of fully paid and nonassessable shares of Common Stock.

         1.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in section 1.1, and the Purchaser shall be deemed to have become the holder of record of the shares of Common Stock (or Other Securities) issuable upon such exercise at such time notwithstanding that certificates representing such shares shall not then be actually delivered to the Purchaser.

         1.3 Delivery of Stock Certificates, etc. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issuance taxes) will cause to be issued in the Purchaser's name,

                 (a) a certificate or certificates for the number of fully paid and nonassessable shares of the Common Stock (or Other Securities) to which the Purchaser shall be entitled upon such exercise, plus, in lieu of any fractional share to which the Purchaser would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price (as hereinafter defined) of one full share on the business day next preceding the date of such exercise, and

                 (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, providing in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares provided for on the face of this Warrant minus the number of such shares designated by the Purchaser upon such exercise as provided in section 1.1.

         2. Adjustment of Warrant Price. The Warrant Price and number of shares of Common Stock subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter in this section 2.

         2.1 If the Company shall at any time issue or sell any shares of Common Stock, including any treasury shares, at a price less than the Warrant Price in effect immediately prior to such issuance, then forthwith upon such issue or sale such Warrant Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the then existing Warrant Price, and (ii) the consideration, if any, received by the Company upon such issuance or sale, by
(B) the total number of shares of Common Stock outstanding immediately after such issue or sale.

         2.2 The following provisions, in addition to the other provisions of this section 2, shall be applicable in determining any adjustment under section 2.1.

                 (a) In case of the issuance or sale of shares of Common stock part or all of which shall be for cash, the consideration received by the Company therefor shall be deemed to be the amount of gross proceeds of such sale of shares without deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or any expenses incurred in connection therewith, plus the amounts, if any, determined as provided in section 2.2(b).

                 (b) In the case of the issuance or sale of shares of Common Stock for a consideration other than cash, the amount of the consideration other than cash received by the Company for such shares shall be deemed to be the value of such consideration as determined by a resolution adopted by the Board of Directors of the Company acting in good





                                     - B2 -
         faith, irrespective of any accounting treatment thereof. In case of the issuance or sale of shares of Common Stock together with other stock or securities or other assets of the Company for a consideration which is received for both, the Board of Directors of the Company acting in good faith shall determine what part of the consideration so received is to be deemed to be the consideration for the issuance of such Common Shares irrespective of any accounting treatment thereof.

                 (c) In case at any time the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, then such Common Stock issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                 (d) In case the Company shall at any time after the date hereof issue options or rights to subscribe for shares of Common Stock (including shares held in the Company's treasury) (hereinafter referred to as "Options") or issue any securities convertible into or exchangeable for Common Stock (hereinafter referred to as " Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities calculated pursuant to this section 2.2(d) shall be less than the Warrant Price in effect immediately prior to the issuance of such Options or Convertible Securities, then such Warrant Price shall be reduced to a price determined by making a computation in accordance with the provisions of section 2.1 and 2.2 hereof, provided that:

                          (i) The price per share for which Common Stock is issuable upon the exercise of the Options or upon conversion or exchange of the Convertible Securities shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, by (B) the aggregate maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities.

                          (ii) In determining the price per share for which Common Stock is issuable upon exercise of any Options or conversion or exchange of any Convertible Securities as set forth in section 2.2(d)(i) and in computing the reduced Warrant Price (A) the aggregate maximum number of shares of Common Stock issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities shall be considered to be issued at the time such Options or Convertible Securities were issued and to have been issued for the price per share determined for such Options or Convertible Securities pursuant to section 2.2(d)(i) and (B) the consideration for the issuance of such Options or Convertible Securities and the amount of additional consideration payable to the Company upon exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be determined in the same manner as the consideration received upon the issuance or sale of Common Stock as provided in paragraphs 2.2(a) through 2.2(c).





                                     - B3 -

                          (iii) On the expiration of any Options or the termination of such right to convert or exchange any Convertible Securities, the Warrant Price shall forthwith be readjusted to such Warrant Price as would have obtained had the adjustments made upon the issuance of such Options or Convertible Securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such Options or upon conversion or exchange of such Convertible Securities.

                          (iv) If the minimum purchase price per share of Common Stock provided for in any Option or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change or a different purchase price or rate shall become effective at any time or from time to time (other than pursuant to any antidilution provision of such Options or Convertible Securities) then, upon such change becoming effective, the Warrant Price then in effect hereunder shall forthwith be increased or decreased to such Warrant Price as would have obtained had the adjustments made upon the granting or issuance of such Options or Convertible Securities been made upon the basis of (A) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (B) the granting or issuance at the time of such change of any such Options or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received by the Company on the basis of such changed price or rate of exchange or conversion.

                 (e) In case at any time the Company shall establish a record date for the purpose of determining the holders of Common Stock entitled (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                 (f) The number of shares of Common Stock outstanding at any given time shall not include treasury shares and the disposition of any such treasury shares shall be considered an issuance or sale of Common Stock for the purposes of this section.

                 (g) Anything hereinabove to the contrary notwithstanding, no adjustment of the Warrant Price or in the number of Common Shares subject to this Warrant shall be made upon: (i) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any of (A) any Warrants issued hereunder, (B) any of the warrants issued by the Company on October 21, 1992 to Ladenburg, Thalman & Co. Inc., Interstate/Johnson Lane Corporation, Herbert L. Hochberg and Page W.T. Stodder, or (C) any of the warrants that have been previously issued, or on the date hereof are issued, by the Company to any Director of the Company, (ii) the issuance or sale by the Company of up to 250,000 shares of Common Stock pursuant to its 1986 Employees Stock Option and Performance Unit Plan, (iii) the issuance or sale by the Company of up to 214,260 shares of Common Stock pursuant





                                     - B4 -
         to the 1992 Executive Management Group Stock Option Plan and
         [(iv) the issuance or sale by the Company of up to [1,000,000] 3 shares of Common Stock pursuant to its 1996 Employees Stock Option and Performance Unit Plan]1.

                 (h) No adjustment in the Warrant Price shall be required under section 2.1 hereof unless such adjustment would require an increase or decrease in such price of at least $.05; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment; and provided further, however, that in case the Company shall at any time subdivide or combine the outstanding shares of Common Stock or issue any additional shares of Common Stock as a dividend, said amount of $.05 per share shall forthwith be proportionately increased in the case of a combination or decreased in the case of a subdivision or stock dividend so as to appropriately reflect the same.

         2.3 If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or stock split thereof, the Warrant Price immediately prior to such subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the Warrant Price immediately prior to such combination shall be proportionately increased. Any such adjustment to the Warrant Price shall become effective at the close of business on the record date for such subdivision or combination.

         2.4 If the Company after the date hereof shall distribute to all of the holders of its shares of Common Stock any securities or other assets (other than a cash distribution made as a dividend payable out of earnings), the Board of Directors shall make such equitable adjustment in the Warrant Price in effect immediately prior to the record date for such distribution as may be necessary to preserve to the holder of this Warrant rights substantially proportionate to those enjoyed hereunder by such holder immediately prior to the happening of such distribution. Any such adjustment shall become effective as of the record date for such distribution.

         2.5 Upon any adjustment of the Warrant Price as hereinabove provided, the number of shares of Common Stock issuable upon exercise of this Warrant shall be changed to the number of shares determined by dividing (i) the aggregate Warrant Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Warrant Price per share in effect immediately after such adjustment.

         2.6 In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by section 2.3 hereof or which solely affects the par value of such shares of Common Stock) or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or capital reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holder of this Warrant shall have the right thereafter (until the expiration of the right to exercise this Warrant) to receive upon the exercise





                                     - B5 -
hereof, for the same aggregate Warrant Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, or upon the dissolution following such sale or other transfer by a holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event, and if any reclassification also results in a change in shares of Common Stock covered by section 2.3, then such adjustment shall be made pursuant to both this section 2.6 and section 2.3. The provisions of this section 2.6 shall similarly apply to successive reclassifications, or capital reorganization, mergers or consolidations, sales or other transfers.

         3. Covenants of the Company; No Dilution or Impairment. Until the earlier of the Expiration Date or the exercise of this Warrant in full, the Company shall not, by amendment of its certificate of incorporation or though any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but shall at all times in good faith carry out all such terms and shall take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company:

                 (a) shall not permit the par value of any shares of stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon such exercise;

                 (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock or other property deliverable upon the exercise of all Warrants from time to time outstanding; and

                 (c) shall not (i) transfer all or substantially all of its properties and assets to any other person, or (ii) consolidate with or merge into any other person where the Company is not the continuing or surviving person, or (iii) permit any other person to consolidate with or merge into the Company where the Company is the continuing or surviving person unless, in connection with such consolidation or merger, the Common Stock (or Other Securities) then issuable upon the exercise of this Warrant shall be changed into or exchanged for stock or other securities or property of any other person, and, in any such case, the other person acquiring such properties and assets, continuing or surviving after such consolidation or merger or issuing or distributing such stock or other securities or property, as the case may be, shall expressly assume in writing and be bound by all the terms of this Warrant.

         4. Accountants' Report as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and cause independent public accountants of recognized national standing selected by the Company to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the number of shares of Common Stock outstanding or deemed to be outstanding, and (b) the Warrant Price and the number of shares subject





                                     - B6 -
to this Warrant in effect immediately prior to the event requiring such adjustment or readjustment and as adjusted and readjusted on account thereof. The Company will forthwith mail a copy of each such report to each holder of the Warrants, and will, upon such holder's reasonable written request at any time, furnish to such holder a like report setting forth the Warrant Price and the number of shares subject to this Warrant at the time in effect and showing how it was calculated.

         5.      Notices of Record Date, etc.  If the Company proposes

                 (a) to establish a record of the holders of any class of securities for the purpose of determining holders thereof who are entitled to vote at any meeting of stockholders for any purpose, or who are entitled to receive any dividend (other than a regular cash dividend payable out of earned surplus at the rate most recently established by the Board of Directors of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                 (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to any other person or any consolidation or merger involving the Company and any other person, or

                 (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

the Company shall give the Purchaser a notice stating the date or expected date on which any such record is to be taken and, if it relates to a meeting, the matters expected to be considered at such meeting, or the amount and character of such dividend, distribution or right, or the nature of such reorganization, reclassification, transfer, or merger or consolidation. Such notice shall be given at least 10 days prior to the record date therein specified.

         6.      Registration under the Securities Act of 1933.

         6.1 Piggyback Registration. The Company shall advise the Purchaser and any other holder of Warrants or shares of Common Stock issued upon the exercise of the Warrants not publicly held (the "Shares") by written notice, at least fifteen days prior to the filing at any time on or after the Initial Exercise Date and on or before six years after the Initial Exercise Date, of any registration statement or post-effective amendment thereto under the Securities Act of 1933 covering common stock or equivalents thereof of the Company (except on Form S-4 or Form S-8 or any successor form) and will, upon the request of such holders, provided that such holders shall furnish the Company with such appropriate information (relating to the intentions of such holders) in connection therewith as the Company shall request in writing, and without any charge to such holders, include in any such post-effective amendment or registration statement such information as may be required to permit a public offering of the Shares; provided that the aggregate offering value of the Shares to be registered is reasonably anticipated to equal at least $100,000. The Company shall supply reasonable quantities of prospectuses, qualify the Shares for sale in such jurisdictions as such holder may reasonably designate (subject to the same type of limitations contained in the Underwriting





                                     - B7 -

Agreement dated October 21, 1992 among the Company and the several underwriters included as an exhibit to the Registration Statement in the form filed with the Securities Exchange Commission at the time it became effective in connection with its 1992 public offering of Common Stock (the "Underwriting Agreement")) and furnish indemnification in the manner set forth in section 6.2 hereof.
Such holder shall furnish information and indemnification as set forth in section 6.2 hereof. If the managing underwriters for the registration of securities advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such registration, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Shares requested to be included in such registration by Ladenburg, Thalman & Co. Inc., Interstate/Johnson Lane Corporation, Herbert L. Hochberg and Page W.T. Stodder, (iii) third, the Shares requested to be included in such registration, pro rata among the remaining holders of such Shares (or Warrants) on the basis of the number of Shares (or Warrants) to be offered by such holders, and (iv) fourth, other securities requested to be included in such registration.

         6.2 Obligations Relating to Registration. The following provisions of this section 6 shall also be applicable:

                 (a) The Company and all holders requesting registration of Shares pursuant to section 6.1 shall enter into such customary agreements (including underwriting agreements in customary form) as reasonably are necessary in order to expedite or facilitate the disposition of Shares.

                 (b) The Company shall indemnify and hold harmless each holder requesting registration and each underwriter, within the meaning of the Securities Act of 1933, who may purchase from or sell for any such holder Warrants and/or the Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reasons of this section 6 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing or required to be furnished to the Company by such holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such holder or such underwriter within the meaning of the Securities Act; provided, however, that the Company shall not be obligated so to indemnify the holder or any underwriter unless such holder or underwriter shall indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this section 6 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged





                                     - B8 -
         omission based upon information furnished in writing or required to be furnished to the Company by such holder or underwriter expressly for use therein; provided that the aggregate liability of any holder pursuant to this section 6.2(b) shall not exceed the total aggregate amount of the net proceeds to be received by such holder from the sale of Shares to be registered.

                 (c) Each indemnified party shall give prompt written notice to each indemnifying party of any action, litigation or proceeding commenced against it with respect to which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve it from any liability which it may have on account of this indemnity agreement or otherwise unless such indemnifying party shall sustain the burden of proving that it has been prejudiced in a material respect by such failure. An indemnifying party may participate at its own expense in the defense of such action, litigation or proceeding. In addition, if it so elects within a reasonable time after receipt of such notice, an indemnifying party (jointly with any other indemnifying parties receiving such notice) may assume the defense of such action, litigation or proceeding with counsel chosen by it (jointly with such other indemnifying parties) and reasonably satisfactory to the indemnified parties defendant in such action, litigation or proceeding. If an indemnifying party assumes the defense of such action, litigation or proceeding, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties defendant in such action, litigation or proceeding incurred thereafter in connection therewith. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying parties, (ii) the indemnified party shall have been advised by its counsel that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. In no event, however, shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action, litigation or proceeding, or in connection with separate but similar or related actions, litigations or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. The indemnifying party shall not be liable for any settlement of any such action, litigation or proceeding effected without its written consent, but if any such action, litigation or proceeding is settled with the written consent of the indemnifying party or if there is a final judgment for the plaintiff in any such action, litigation or proceeding, the indemnifying party shall indemnify and hold any indemnified party harmless from and against any loss or liability by reason of such settlement or judgment.

                 (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for above is due in accordance with its terms but is for any reason held by a court to be unavailable, the Company, each such holder and each such underwriter shall contribute to the aggregate losses, claims, damages and liabilities in a manner that is fair and equitable in accordance with the relative fault of such party. In no





                                     - B9 -
         case, however, shall the Company, holder or underwriter be responsible for any amount in excess of the net proceeds to him or it from the public offering as disclosed in the prospectus for such offering. No party shall be liable for contribution with respect to any action or claim settled without its consent.

                 (e) Neither the giving of any notice by the holder nor the making of any request for prospectuses shall impose upon the holder making such request any obligation to sell any Shares or exercise any Warrants.

         6.3     Obligations to Continue.  The Company's agreements in this section 6 with respect to the Warrants and/or the Shares shall continue in effect regardless of the exercise and surrender of this Warrant.

         7. Company's Option to Purchase Shares. In lieu of including the Shares in a registration statement or amendment as described in section 6.1., the Company has the option, exercisable by notice within 10 days after receipt of the request of the holder of the Warrants or the Shares for such registration of securities, to purchase within 30 days after the receipt of such request, all (but no fewer) of the Warrants or the Shares as are the subject of such request. If the Company exercises the option to purchase the Warrants or the Shares, it shall do so, in the case of any Share, at a price equal to the average of the reported bid and asked prices for the 20 business days preceding the request for registration and, in the case of any Warrant, at a price equal to the average of the reported bid and asked prices for the 20 business days preceding the request for registration less the Warrant Price then in effect multiplied by the number of Shares issuable upon the exercise of such Warrant in full.

         8. Transfer of Warrant. This Warrant and the Shares may not be transferred, except to a person or an entity under common control with the Purchaser (including, without limitation, any corporate successors thereto) and may not be transferred unless, in the opinion of counsel reasonably satisfactory to the Company, such transfer would not result in a violation of the provisions of the Securities Act. Any transfer of this Warrant, in whole or in part, shall be effected upon the surrender of this Warrant, duly endorsed (unless endorsement is waived by the Company) at the Company's office referred to in section 1.1. The Purchaser acknowledges that the Company may require that certificates for Shares which are not freely transferable under the Securities Act of 1933 bear a customary restrictive legend. Any person or entity to whom or to which all or part of the Warrants are transferred in accordance with this section 8 shall be deemed to be a Purchaser for the purposes of this Warrant and shall be entitled to all the benefits granted in, and subject to all the obligations imposed by, this Warrant and there may be one or more Purchaser. Any action requiring the consent of the Purchaser hereunder may be taken if such action has been consented to by the holders of Warrants or Shares together representing a total of more than 50% of the Shares. Each taker and holder of the Warrants, by taking or holding the same, consents to and agrees to be bound by the provisions of this section 8.

         9. Exchange or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Purchaser, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Purchaser thereof to purchase in the aggregate the same number of shares of Common Stock purchasable





                                    - B10 -
hereunder. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Purchaser hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or exchanged.
Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         10. Reservation of Stock, etc. The Company shall at all times until the Expiration Date reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants at the time outstanding. All shares of Common Stock issuable upon the exercise of the Warrants shall be duly authorized, validly issued, fully paid and nonassessable.

         11. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         Common Stock: the Common Stock, $.01 par value per share, of the Company as constituted on the Warrant Date, any stock into which such Common Stock shall have been converted or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company, the holders of which have the right, without limitation as to amount, either to all or a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         Company : includes any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with section 3.

         Convertible Securities:  the meaning specified in section 2.2(d).

         Initial Exercise Date : the meaning specified in the opening paragraph of this Warrant.

         [Market Value: the Market Value of the Common Stock on any given date means (a) the mean between the highest and lowest reported sale prices on the New York Stock Exchange-Composite Transactions Tape (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or (b) if the Common Stock is not listed on any domestic stock exchange, the mean between the closing high bid and low asked prices as reported by the National Association of Securities Dealers Automated Quotation System (or, if not so reported, by the system then regarded as the most reliable source of such quotations); or (c) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are no reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (a) or (b) above using the reported sale prices of quotations on the last previous date on which so reported;





                                    - B11 -
or (d) if none of the foregoing clauses apply, the fair value as determined in good faith by the Board of Directors.]1

         Options:  the meaning specified in section 2.2(d).

         Other Securities: any stock (other than Common Stock) or other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or, which at any time shall be issuable or shall have been issued in exchange for or replacement of Common Stock or Other Securities pursuant to section 2 or otherwise.

         Shares:  the meaning specified in section 6.1.

         Underwriting Agreement:  the meaning specified in section 6.1.

         Warrant Date :  the date this Warrant is issued.

         Warrant Price: the meaning specified in the opening paragraph of this Warrant.

         12. Notices. All notices, consents and other communications under this Warrant shall be in writing and shall be deemed given when delivered personally or when sent by telex (or its equivalent) and confirmed by registered mail, return receipt requested, to a party at its address as follows (or such other address as a party may designate by notice given to the other parties pursuant to this section): (a) if to the Company, 3000 Dundee Road, Northbrook, Illinois 60062, Attention: President, with a copy to Carter W. Emerson, Esq., Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 and (b) if to the Purchaser, at the address set forth in Schedule 1 hereto.

         [13.    Shareholder Approval of the Warrant.  The grant of this
Warrant is subject to its approval by the stockholders of the Company as required by Rule 4460(i) of the National Association of Securities Dealers, Inc. The grant of this Warrant will be deemed null and void if such approval is not obtained prior to the first anniversary of the date hereof.]1

         14.     Miscellaneous.

                 (a) Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the holder of the Warrant and by the Company.

                 (b) This Warrant and all amendments hereof and waivers and consents hereunder shall be governed by the law of the State of Illinois applicable to contracts made and to be performed therein.

                 (c) The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.





                                    - B12 -

        [15.    Termination of Outstanding Warrants.  This instrument
terminates the Warrant issued by the Company to the Purchaser on [ ] to
purchase [                 ] shares of Common Stock (the "Previously Issued
Warrant"). The Previously Issued Warrant is hereby cancelled and is replaced with this Warrant.]4

Dated as of [                      ]

                                        Trans Leasing International, Inc.

                                        By:
                                           _____________________________________
                                           Name:
                                           Its:

                 The undersigned hereby acknowledges having read this Warrant and hereby agrees to be bound by all provisions set forth herein as of the date of the issuance of this Warrant.

Dated as of [                      ]

                                        By:
                                           ___________________________________
                                        Purchaser


1  Provision not contained in November 21, 1995 Director Warrants.
2  Provision not contained in May 30, 1996 Director Warrants.
3  Provision is for 500,000 in November 7, 1996 Director Warrants.
4 Provision not contained in November 7, 1996 or February 21, 1997 Director Warrants





                                    - B13 -

[Proxy card - Front]

PROXY                                                                      PROXY
                       TRANS LEASING INTERNATIONAL, INC.

        This Proxy is Solicited on Behalf of the Board of Directors for the Special meeting of Shareholders to be held on May 1, 1997

  The undersigned Shareholder of Trans Leasing International, Inc. (the "Company") hereby appoints Larry S. Grossman and Michael J. Heyman, and each of them, proxies, with power of substitution, to vote at the Special Meeting of Shareholders of the Company to be held at the offices of the Company at 3000 Dundee Road, Northbrook, Illinois 60062 on Thursday, May 1, 1997 at 9:00 a.m., CDT, or any postponement or adjournment thereof.

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

[Proxy Card - Back]

TRANS LEASING INTERNATIONAL, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARE INK ONLY.  [x]

1. Approval of Plan -
   Approval of the Company's 1996 Stock Option Plan.

   For    Withhold   Abstain
   [ ]       [ ]      [ ]

2. Approval of Director Warrants -
   Approval of Director Warrants issued to members of the Board of Directors of the Company.

   For    Withhold   Abstain
   [ ]       [ ]      [ ]

3. Discretionary Voting of Proxies on Other Matters -
   In the discretion of the proxies, in the transaction of such other business which may properly come before the meeting; all as described in the Notice of 1997 Special Meeting of Shareholders and related Proxy Statement.

The Board of Directors Favors A Vote FOR Items And 2. The Shares Represented By This Proxy Will Be Voted As Directed, But Where No Direction Is Given, Those Shares Will Be Voted FOR Such Item(s).

                                         Dated: _________________________, 1997

Signature(s) __________________________________

_______________________________________________
Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.